EX-99.77Q1

Sub-item 77Q1(e): Agreements on Implementing the
Guidelines on Outsourcing issued by the Monetary
Authority of Singapore 27 July 2016 with each of
Aberdeen Asset Management Limited & Aberdeen Asset
Managers Limited


15 September 2017

Aberdeen Asset Management Limited
Level 10
255 George Street
Sydney
NSW 2000

Dear Sirs

Agreement on Implementing the Guidelines on Outsourcing issued by the Monetary Authority of Singapore on 27 July 2016

1.	Aberdeen Asset Management Asia Limited
("AAMAL") and Aberdeen Asset Management
Limited ("AAML") have entered into
investment advisory agreements (the
"Agreements") in respect of Aberdeen Asia-
Pacific Income Fund, Inc., Aberdeen Australia
Equity Fund, Inc., and Aberdeen Global
Income Fund, Inc. (collectively, the "Funds") whereby AAMAL, as investment manager of the Funds, appointed AAML as investment advisor to the Funds and to make recommendations to AAMAL as to specific portfolio securities of the Funds, including asset allocation and general advice on investment strategy relating to the Funds' overall investment objectives.

2.	AAMAL is regulated by Monetary Authority of
Singapore ("MAS") and has to implement the Guidelines on Outsourcing ("MAS Outsourcing
Guidelines") issued by MAS.

3.	This letter, in particular Appendix A, sets forth
the additional terms and conditions under which AAML will provide the services under the Agreements, in order for AAMAL to implement the MAS Outsourcing Guidelines.

4.	Please indicate your agreement to the terms
set out in this letter by signing below and returning one copy of this letter to us.

Thank you.

Yours faithfully
for and on behalf of
Aberdeen Asset Management Asia Limited

/s/ Hugh Young			/s/ Kang Puay Ju
Hugh Young			Kang Puay Ju
Director 			Director


We, Aberdeen Asset Management Limited, hereby accept the terms of this letter.

/s/ Shauna O'Sullivan			/s/ Gil Orski
Name: Shauna O'Sullivan		Gil Orski
Title: Company Secretary		Director


APPENDIX A

ADDITIONAL TERMS AND CONDITIONS

Without prejudice to the terms of the Agreements between AAMAL and AAML in respect of the Funds:

1. 	Confidentiality and Security

(A)	AAML and AAMAL agree that in the course of
their dealing in accordance with the terms of the Agreements, they may give each other access to confidential or proprietary information (collectively, "Confidential
Information"). Confidential Information may include but is not limited to (i) proprietary and confidential matters concerning security arrangements, financial information, technical data and any information relating to the pricing, methods, processes, lists, research development or related information to which a party may gain access to in connection with the Agreements; (ii) information belonging to the customers of AAMAL, including without limitation the names of customers and the nature of their accounts; and (iii) information belonging to a party's vendors or other suppliers of services. Each party agrees that it will not disclose, duplicate, copy or use any Confidential Information which has or will come into its possession in connection with the Agreements for any purpose other than for the performance of its obligations under the Agreements.

(B)	The parties may disclose the terms of the
Agreements to its related companies and
professional advisers. The party receiving
Confidential Information ("Receiving Party") shall limit disclosure of Confidential Information of the party disclosing Confidential Information
("Disclosing Party") only to its employees, agents and/or subcontractors, or to any market counterparty or any broker (in accordance with market practice) in relation to transactions undertaken for the Funds, or to the custodian who (a) need to know such Confidential
Information for the purpose of the activities contemplated by the Agreements and (b) are under non-disclosure obligations at least as protective of the Confidential Information as those set out herein. The Receiving Party shall be responsible for any breach of the Agreements by the foregoing persons to whom Confidential Information is disclosed as if such breach were committed by the Receiving Party.
Subject to the foregoing, each party agrees that it will not, without the prior written consent of the other party, disclose any Confidential
Information to any third party orally or in writing.

(C)	The non-disclosure obligations set out herein
shall not apply to information which (a) is or becomes publicly available through no fault of the Receiving Party; (b) is or becomes in the Receiving Party's possession prior to disclosure by the Disclosing Party provided it is obtained by the Receiving Party from a third party not known to the Receiving Party to be under duties of confidentiality in respect of such information;
(c) is independently developed by the Receiving
Party without reference or reliance on
Confidential Information; or (d) is required by law, regulation, or by order or request of regulatory, judicial or governmental authority, provided that the Receiving Party shall, to the extent legally permitted, provide prompt notice to the Disclosing Party and shall disclose only that portion of Confidential Information which is legally required to be disclosed and take all reasonable steps to preserve the confidentiality of the Confidential Information.

(D)	Each party agrees to use the same standard of
care it uses to protect its own Confidential
Information, but in any event not less than reasonable standards, to prevent the disclosure of such Confidential Information to third parties.
AAML acknowledges that under the MAS
Guidelines on Outsourcing, AAMAL is required to review and monitor AAML's security practices and control processes on a regular basis, including commissioning audits or obtaining expert reports on security adequacy and compliance in respect of its operations.
AAMAL may change its confidentiality and security requirements from time to time to enhance protection of its Confidential
Information or as required by its regulator and in such event, the parties shall discuss in good faith to agree on any additional measures which AAML may have to take in order to satisfy
AAMAL's new confidentiality and security requirements.

(E)	The Receiving Party shall notify the Disclosing
Party promptly of any actual or suspected breaches of security or confidentiality obligations that it is or becomes aware of. Each party agrees and acknowledges that any breach or threatened breach by the Receiving Party of its covenants and agreements set out herein may cause irreparable injury to the Disclosing
Party for which monetary damages may not constitute an adequate remedy. In such event, the parties agree that the Disclosing Party shall be entitled to seek injunctive relief in addition to any other remedies that may be available.

(F)	Upon the termination or expiration of the
Agreements or upon request from the
Disclosing Party, the Receiving Party shall and shall procure that its employees, agents and/subcontractors, as soon as reasonably practicable:

(a)	return or destroy all copies of
Confidential Information held by it or
which is under its control; and

(b)	destroy all notes, calculations or
summaries or other material which
contains or is derived from any
Confidential Information and any
electronically held records derived from any Confidential Information,

save that the Receiving Party may retain such copies as may be required under applicable laws and regulations or its internal document retention policies.

(G)	The provisions of this Paragraph 1 will survive
termination of the Agreements.

(H)	A breach of this Paragraph 1 will be regarded as
a material breach, pursuant to which the non-defaulting party shall be entitled to terminate the Agreements either (i) with prior approval by the Board of the applicable Fund, immediately or (ii) by notice in writing to the defaulting party in accordance with the termination provisions in the Agreements and this letter, whichever is earlier.

2.       	Business Continuity Management

(A)    	AAML represents and warrants that it has back-
up facilities in place to retrieve all data processed by AAML's computer systems for AAMAL, and will be able to, in the event that any such data is rendered inaccessible or is deleted for any reason, retrieve such deleted or inaccessible data from its back-up facilities promptly. In the event that AAML cannot retrieve such deleted or inaccessible data from its back-up facilities promptly, AAMAL may, terminate the Agreements either (i) with prior approval by the Board of the applicable Fund, immediately or (ii) by way of notice in writing to AAML in accordance with the termination provisions in the Agreements and this letter, whichever is earlier.

(B)	AAML represents and warrants all documents
and records of transactions, information and data processed by or stored with AAML pursuant to the performance of its duties under the Agreements will be isolated and clearly identified such that the same, in adverse conditions, can be either removed from the possession of AAML in order to continue its business operations, or deleted, destroyed or rendered unusable.

(C) AAML will have in place business continuity procedures, processes and systems (the "BCP") for the orderly and expeditious performance of its duties under the Agreements relating to:-

(a)  contingency planning;
(b)  disaster recovery;
(c)  back-up processing;
(d)  recovery time objectives ("RTO");
(e)	recovery point objectives ("RPO");
(f)  resumption operating capacities;
(g)  escalation;
(h)  activation; and
(i)  crisis management procedures.

	AAML represents and warrants that the BCP will be in place for the entire term of the Agreements from the date of this letter. If
AAML makes any significant change(s) to the BCP, it will notify AAMAL in writing and provide a full description of such change(s) immediately.
Any breach of the foregoing is deemed to be a failure to perform or observe a material obligation by AAML under the Agreements pursuant to which AAMAL shall be entitled to terminate the Agreements either (i) with prior approval by the Board of the applicable Fund, immediately or (ii) by way of notice in writing to AAML in accordance with the termination provisions in the Agreements and this letter, whichever is earlier.

(D) AAML will test the BCP and all facilities used by it in connection with the BCP on at least an annual basis and ensure such tests validates the soundness and adequacy of the BCP, the feasibility of the RTO, RPO and resumption operating capacities and/or such facilities.
AAML will promptly notify AAMAL if any test finding reveals a significant impairment of AAML's ability to perform its duties under the Agreements. In the event that AAMAL requires
AAML to be involved in connection with the testing of its own business continuity plan, AAML will co-operate reasonably with AAMAL to ensure that such test(s) are carried out promptly and accurately in accordance with AAMAL's requirements.

(F)       	If any test results and/or certification leads
AAMAL to reasonably conclude that the BCP and/or any of the facilities used by AAML in connection with the BCP is unsound, inadequate or deficient in any way, AAML will take reasonable measures to correct any procedures or practices set out in the BCP that are found by AAMAL to be deficient within 60 days of receipt of AAMAL's notification of such deficiency (or such other period of time agreed with AAMAL).

3. 	Inspection and Audit

(A)   	AAML will keep complete and accurate records
of all of its work and expenses in providing the services under the Agreements to AAMAL during the term of the Agreements and thereafter in accordance with AAML's document retention policy. AAML will, upon reasonable notice, allow AAMAL, its internal and external auditors or its agents and the MAS and its agents, the opportunity of inspecting, examining and auditing AAML's operations and the business records and to obtain records and documents, of transactions, and information of AAMAL given to, stored at, or processed by AAML which are relevant to the services provided hereunder by AAML. AAML will co-operate fully with AAMAL, its management, its internal and external auditors and/or the MAS and its agents to ensure a prompt and accurate audit. AAMAL, its internal and external auditors and its agents and the MAS and its agents will be permitted access to and to obtain copies of any audit or reports and findings made on AAML in relation to the services provided under the Agreements.

(B)      	If an audit leads AAMAL to conclude that AAML
has breached the provisions of the Agreements or that any of AAML's business or professional practices related to the performance of its duties under the Agreements presents a risk of unauthorised disclosure of Confidential
Information or a risk of a breach of the provisions of the Agreements, AAML and AAMAL will use their best efforts to reach a mutually satisfactory resolution. AAML will also use its best efforts to correct any practices that are found to be deficient as a result of any such audit within a reasonable time after receipt of AAMAL's audit report under this Paragraph 3.

(C)   	AAML shall comply, as soon as reasonably
practicable, with any request from MAS or AAMAL to AAML and its subcontractors to submit any report on the security and control environment of AAML and its subcontractors and to provide any other information on AAML in relation to the Agreements and the outsourcing arrangement.

(D)	This Paragraph 3 will survive the termination of
the Agreements.

4. 	Sub-Contracting

(A)	AAML may not subcontract the performance of
any of its obligations under the Agreements;
however, AAML may at its own expense engage
State Street Australia Limited or (with prior written consent of AAMAL) another third party
(State Street Australia Limited or such third party shall be referred to as the "Servicer" herein) to perform certain back office functions to enable AAML to perform its services under the Agreements and in such event, AAML will ensure that Servicer complies with the provisions of the Agreements (including but not limited to the prudent practices set out in the MAS Guidelines for Outsourcing) as if references to AAML in the Agreements were references to Servicer.

(B)	AAML has and will continue to exercise due
diligence and care in the selection and
appointment of Servicer and remains fully responsible for such obligations and for all acts or omissions of Servicer. Nothing in the Agreements will be construed to create any contractual relationship between AAMAL and
Servicer, nor any obligation on the part of a Fund or AAMAL to pay or see to the payment of any money due to Servicer.

(C)	AAML will be liable for the capability of Servicer
and for compliance with the provisions under the Agreements, particularly the obligations in relation to security and confidentiality, audit and inspection.

(D)	AAML shall inform AAMAL of any legal or
administrative restriction(s) to the performance of the Agreements that it is aware of before and/or after its appointment pursuant to the Agreements. Furthermore, AAMAL reserves the right to revoke the appointment of AAML, either (i) with prior approval of the Board of the applicable Fund, immediately or (ii) by way of notice in writing to AAML in accordance with the termination provisions in the Agreements and this letter, whichever is earlier, if there is any change in the economic, social, political or regulatory conditions or any event or development in the country in which AAML operates which, in the opinion of AAMAL, affects or may affect AAML's ability to perform or to comply with the provisions of the Agreements. In the event that AAML has access to AAMAL's Confidential Information and a regulator (other than MAS) seeks access to such information, AAML shall give prior notice to AAMAL and cooperate with AAMAL in its efforts to prevent or limit such access. In the event such efforts fail, AAML shall only provide such access or such disclosure as legally required and shall take all reasonable steps to preserve the confidentiality of AAMAL's Confidential
Information.

(E) 	Each of AAML and Servicer shall inform AAMAL
of any legal or administrative restriction(s) to the inspection and audit obligations as set out in Paragraph 3 above that it is aware of before and/or after AAML appoints Servicer.
Furthermore, AAMAL reserves the right to revoke with immediate effect the approval granted in respect of the appointment of Servicer if there is any change in the economic, social, political or regulatory conditions or any event or development in the country in which Servicer operates which, in the opinion of AAMAL, affects or may affect Servicer's ability to provide the services or to comply with the provisions of the Agreements. In the event that Servicer has access to AAMAL's Confidential
Information and a regulator (other than MAS) seeks access to such information, AAML and Servicer shall give prior notice to AAMAL and cooperate with AAMAL in its efforts to prevent or limit such access. In the event such efforts fail, Servicer shall only provide such access or such disclosure as legally required and shall take all reasonable steps to preserve the confidentiality of AAMAL's Confidential
Information.

5. 	Adverse Developments and Events

(A)    	AAML shall notify AAMAL as soon as reasonably
practicable after the occurrence of any breach or threatened breach of the Agreements, and of adverse developments and events that may have a significant impact on its ability to provide the services under the Agreements, including but not limited to developments and events that could potentially lead to prolonged service failure or disruption in the performance of the Agreements by AAML or present a risk of a breach of the Agreements. If necessary in such circumstances, AAML and AAMAL shall negotiate in good faith to amend the terms of the Agreements.

6.	Meetings and Reports

(A)	AAML will be available for regular meetings
with AAMAL to discuss the latest investment report and the performance of and future investment policy for the investments of each Fund, as well as to review any aspect of the services provided under the Agreements. Such meetings shall be held at least once every three months unless AAMAL agrees otherwise. AAML will assist in the preparation of investment reports for each Fund.

7. 	Termination

(A)	Without prejudice to the terms of the
Agreements, each Agreement may be
terminated:

(i)	by AAMAL giving to AAML not less than
60 days' written notice of termination;

(ii)	by either party immediately, if the other
party goes into liquidation (except
voluntary liquidation for the purposes
of reconstruction or amalgamation) or is unable to pay its debts or commits any act of bankruptcy or if a receiver, judicial manager or administrator is appointed over any of its assets;

(iii) 	by either party immediately if the other
party fails to maintain its licence or
authorised status with the Financial
Conduct Authority or MAS, as relevant,
or its status as a U.S. registered
investment adviser with the U.S.
Securities and Exchange Commission;

(iv)	by AAMAL immediately by written
notice if the MAS requires AAMAL to
terminate the Agreements or make
alternative outsourcing arrangements
provided that AAMAL shall have
provided to AAML documentary
evidence of such requirement; and

(v)	in accordance with the provisions of this
Appendix A.

	Termination shall not affect any action by AAML permitted under the Agreements prior to the date of termination or any warranty or indemnity, given by AAML or AAMAL under the Agreements or implied by law and shall be without prejudice to any other rights, obligations or remedies of either party in respect of any matters arising under the Agreements prior to such termination.

	On termination AAMAL shall settle any
expenses due to AAML in terms hereof. Fees due hereunder shall be apportioned to the date of termination.

	Upon notice of termination of any Agreement, AAML shall, if required by AAMAL, provide reasonable assistance to effect an orderly transition of AAML's duties and responsibilities hereunder to a new manager approved by the relevant Fund's Board of Directors and stockholders in accordance with applicable laws and regulations as soon as reasonably practicable.

8. 	Jurisdiction

(A) 	The parties agree to submit to the jurisdiction of
the courts of New York. Without prejudice to any rights and remedies available to either party hereto, the parties agree that they will, on a best endeavours basis, continue to observe and carry out their respective obligations hereunder to the maximum extent possible pending resolution of the dispute.





15 September 2017

Aberdeen Asset Managers Limited
10 Queen's Terrace,
Aberdeen, AB10 1YG
Scotland

Dear Sirs

Agreement on Implementing the Guidelines on Outsourcing issued by the Monetary Authority of Singapore on 27 July 2016

5.	Aberdeen Asset Management Asia Limited
("AAMAL") and Aberdeen Asset Managers
Limited ("AAML") have entered into the
Investment Advisory Agreements (the
"Agreements" and each an "Agreement") in respect of Aberdeen Asia-Pacific Income Fund,
Inc., and Aberdeen Global Income Fund, Inc.
(collectively, the "Funds") whereby AAMAL, as investment manager of the Funds, appointed
AAML as sub-adviser to the Funds to manage certain assets of the Funds where AAMAL may from time to time upon reasonable prior notice allocate to AAML.

6.	AAMAL is regulated by Monetary Authority of
Singapore ("MAS") and has to implement the Guidelines on Outsourcing ("MAS Outsourcing
Guidelines") issued by MAS.

7.	This letter, in particular Appendix A, sets forth
the additional terms and conditions under which AAML will provide the services under the Agreements, in order for AAMAL to implement the MAS Outsourcing Guidelines.

8.	Please indicate your agreement to the terms
set out in this letter by signing below and returning one copy of this letter to us.

Thank you.

Yours faithfully
for and on behalf of
Aberdeen Asset Management Asia Limited

/s/ Hugh Young			/s/ Kang Puay Ju
Hugh Young			Kang Puay Ju
Director 			Director

We, Aberdeen Asset Managers Limited, hereby accept the terms of this letter.

/s/ Gordon Brough
Name: Gordon Brough
Title: Authorised Signatory




APPENDIX A

ADDITIONAL TERMS AND CONDITIONS

Without prejudice to the terms of the Agreements between AAMAL and AAML in respect of the Funds:

1. 	Confidentiality and Security

(G)	AAML and AAMAL agree that in the course of
their dealing in accordance with the terms of the Agreements, they may give each other access to confidential or proprietary information (collectively, "Confidential
Information"). Confidential Information may include but is not limited to (i) proprietary and confidential matters concerning security arrangements, financial information, technical data and any information relating to the pricing, methods, processes, lists, research development or related information to which a party may gain access to in connection with the Agreements; (ii) information belonging to the customers of AAMAL, including without limitation the names of customers and the nature of their accounts; and (iii) information belonging to a party's vendors or other suppliers of services. Each party agrees that it will not disclose, duplicate, copy or use any Confidential Information which has or will come into its possession in connection with the Agreements for any purpose other than for the performance of its obligations under the Agreements.

(H)	The parties may disclose the terms of the
Agreements to its related companies and
professional advisers. The party receiving
Confidential Information ("Receiving Party") shall limit disclosure of Confidential Information of the party disclosing Confidential Information
("Disclosing Party") only to its employees, agents and/or subcontractors, or to any market counterparty or any broker (in accordance with market practice) in relation to transactions undertaken for the Funds, or to the custodian who (a) need to know such Confidential
Information for the purpose of the activities contemplated by the Agreements and (b) are under non-disclosure obligations at least as protective of the Confidential Information as those set out herein. The Receiving Party shall be responsible for any breach of the Agreements by the foregoing persons to whom Confidential Information is disclosed as if such breach were committed by the Receiving Party.
Subject to the foregoing, each party agrees that it will not, without the prior written consent of the other party, disclose any Confidential
Information to any third party orally or in writing.

(I)	The non-disclosure obligations set out herein
shall not apply to information which (a) is or becomes publicly available through no fault of the Receiving Party; (b) is or becomes in the Receiving Party's possession prior to disclosure by the Disclosing Party provided it is obtained by the Receiving Party from a third party not known to the Receiving Party to be under duties of confidentiality in respect of such information;
(c) is independently developed by the Receiving
Party without reference or reliance on
Confidential Information; or (d) is required by law, regulation, or by order or request of regulatory, judicial or governmental authority, provided that the Receiving Party shall, to the extent legally permitted, provide prompt notice to the Disclosing Party and shall disclose only that portion of Confidential Information which is legally required to be disclosed and take all reasonable steps to preserve the confidentiality of the Confidential Information.

(J)	Each party agrees to use the same standard of
care it uses to protect its own Confidential
Information, but in any event not less than reasonable standards, to prevent the disclosure of such Confidential Information to third parties.
AAML acknowledges that under the MAS
Guidelines on Outsourcing, AAMAL is required to review and monitor AAML's security practices and control processes on a regular basis, including commissioning audits or obtaining expert reports on security adequacy and compliance in respect of its operations.
AAMAL may change its confidentiality and security requirements from time to time to enhance protection of its Confidential
Information or as required by its regulator and in such event, the parties shall discuss in good faith to agree on any additional measures which AAML may have to take in order to satisfy
AAMAL's new confidentiality and security requirements.

(K)	The Receiving Party shall notify the Disclosing
Party promptly of any actual or suspected breaches of security or confidentiality obligations that it is or becomes aware of. Each party agrees and acknowledges that any breach or threatened breach by the Receiving Party of its covenants and agreements set out herein may cause irreparable injury to the Disclosing
Party for which monetary damages may not constitute an adequate remedy. In such event, the parties agree that the Disclosing Party shall be entitled to seek injunctive relief in addition to any other remedies that may be available.

(L)	Upon the termination or expiration of the
Agreements or upon request from the
Disclosing Party, the Receiving Party shall and shall procure that its employees, agents and/subcontractors, as soon as reasonably practicable:

(a)	return or destroy all copies of
Confidential Information held by it or
which is under its control; and

(b)	destroy all notes, calculations or
summaries or other material which
contains or is derived from any
Confidential Information and any
electronically held records derived from any Confidential Information,

save that the Receiving Party may retain such copies as may be required under applicable laws and regulations or its internal document retention policies.

(G)	The provisions of this Paragraph 1 will survive
termination of the Agreements.

(H)	A breach of this Paragraph 1 will be regarded as
a material breach, pursuant to which the non-defaulting party shall be entitled to terminate the Agreements either (i) with prior approval by the Board of the applicable Fund, immediately or (ii) by notice in writing to the defaulting party in accordance with the termination provisions in the Agreements and this letter, whichever is earlier.

2.       	Business Continuity Management

(A)    	AAML represents and warrants that it has back-
up facilities in place to retrieve all data processed by AAML's computer systems for AAMAL, and will be able to, in the event that any such data is rendered inaccessible or is deleted for any reason, retrieve such deleted or inaccessible data from its back-up facilities promptly. In the event that AAML cannot retrieve such deleted or inaccessible data from its back-up facilities promptly, AAMAL may, terminate the Agreements either (i) with prior approval by the Board of the applicable Fund, immediately or (ii) by way of notice in writing to AAML in accordance with the termination provisions in the Agreements and this letter, whichever is earlier.

(B)	AAML represents and warrants all documents
and records of transactions, information and data processed by or stored with AAML pursuant to the performance of its duties under the Agreements will be isolated and clearly identified such that the same, in adverse conditions, can be either removed from the possession of AAML in order to continue its business operations, or deleted, destroyed or rendered unusable.

(C) AAML will have in place business continuity procedures, processes and systems (the "BCP") for the orderly and expeditious performance of its duties under the Agreements relating to:-

(a)  contingency planning;
(b)  disaster recovery;
(c)  back-up processing;
(d)  recovery time objectives ("RTO");
(e)	recovery point objectives ("RPO");
(f)  resumption operating capacities;
(g)  escalation;
(h)  activation; and
(i)  crisis management procedures.

	AAML represents and warrants that the BCP will be in place for the entire term of the Agreements from the date of this letter. If
AAML makes any significant change(s) to the BCP, it will notify AAMAL in writing and provide a full description of such change(s) immediately.
Any breach of the foregoing is deemed to be a failure to perform or observe a material obligation by AAML under the Agreements pursuant to which AAMAL shall be entitled to terminate the Agreements either (i) with prior approval by the Board of the applicable Fund, immediately or (ii) by way of notice in writing to AAML in accordance with the termination provisions in the Agreements and this letter, whichever is earlier.

(D) AAML will test the BCP and all facilities used by it in connection with the BCP on at least an annual basis and ensure such tests validates the soundness and adequacy of the BCP, the feasibility of the RTO, RPO and resumption operating capacities and/or such facilities.
AAML will promptly notify AAMAL if any test finding reveals a significant impairment of AAML's ability to perform its duties under the Agreements. In the event that AAMAL requires
AAML to be involved in connection with the testing of its own business continuity plan, AAML will co-operate reasonably with AAMAL to ensure that such test(s) are carried out promptly and accurately in accordance with AAMAL's requirements.

(F)       	If any test results and/or certification leads
AAMAL to reasonably conclude that the BCP and/or any of the facilities used by AAML in connection with the BCP is unsound, inadequate or deficient in any way, AAML will take reasonable measures to correct any procedures or practices set out in the BCP that are found by AAMAL to be deficient within 60 days of receipt of AAMAL's notification of such deficiency (or such other period of time agreed with AAMAL).

3. 	Inspection and Audit

(A)   	AAML will keep complete and accurate records
of all of its work and expenses in providing the services under the Agreements to AAMAL during the term of the Agreements and thereafter in accordance with AAML's document retention policy. AAML will, upon reasonable notice, allow AAMAL, its internal and external auditors or its agents and the MAS and its agents, the opportunity of inspecting, examining and auditing AAML's operations and the business records and to obtain records and documents, of transactions, and information of AAMAL given to, stored at, or processed by AAML which are relevant to the services provided hereunder by AAML. AAML will co-operate fully with AAMAL, its management, its internal and external auditors and/or the MAS and its agents to ensure a prompt and accurate audit. AAMAL, its internal and external auditors and its agents and the MAS and its agents will be permitted access to and to obtain copies of any audit or reports and findings made on AAML in relation to the services provided under the Agreements.

(B)      	If an audit leads AAMAL to conclude that AAML
has breached the provisions of the Agreements or that any of AAML's business or professional practices related to the performance of its duties under the Agreements presents a risk of unauthorised disclosure of Confidential
Information or a risk of a breach of the provisions of the Agreements, AAML and AAMAL will use their best efforts to reach a mutually satisfactory resolution. AAML will also use its best efforts to correct any practices that are found to be deficient as a result of any such audit within a reasonable time after receipt of AAMAL's audit report under this Paragraph 3.

(C)   	AAML shall comply, as soon as reasonably
practicable, with any request from MAS or AAMAL to AAML and its subcontractors to submit any report on the security and control environment of AAML and its subcontractors and to provide any other information on AAML in relation to the Agreements and the outsourcing arrangement.

(D)	This Paragraph 3 will survive the termination of
the Agreements.

4. 	Sub-Contracting

(A)	AAML may not subcontract the performance of
any of its obligations under the Agreements;
however, AAML may at its own expense engage
BNP Paribas Securities Services or (with prior written consent of AAMAL) another third party
(BNP Paribas Securities Services or such third party shall be referred to as the "Servicer" herein) to perform certain back office functions to enable AAML to perform its services under the Agreements and in such event, AAML will ensure that Servicer complies with the provisions of the Agreements (including but not limited to the prudent practices set out in the MAS Guidelines for Outsourcing) as if references to AAML in the Agreements were references to Servicer.

(B)	AAML has and will continue to exercise due
diligence and care in the selection and
appointment of Servicer and remains fully responsible for such obligations and for all acts or omissions of Servicer. Nothing in the Agreements will be construed to create any contractual relationship between AAMAL and
Servicer, nor any obligation on the part of a Fund or AAMAL to pay or see to the payment of any money due to Servicer.

(C)	AAML will be liable for the capability of Servicer
and for compliance with the provisions under the Agreements, particularly the obligations in relation to security and confidentiality, audit and inspection.

(D)	AAML shall inform AAMAL of any legal or
administrative restriction(s) to the performance of the Agreements that it is aware of before and/or after its appointment pursuant to the Agreements. Furthermore, AAMAL reserves the right to revoke the appointment of AAML, either (i) with prior approval of the Board of the applicable Fund, immediately or (ii) by way of notice in writing to AAML in accordance with the termination provisions in the Agreements and this letter, whichever is earlier, if there is any change in the economic, social, political or regulatory conditions or any event or development in the country in which AAML operates which, in the opinion of AAMAL, affects or may affect AAML's ability to perform or to comply with the provisions of the Agreements. In the event that AAML has access to AAMAL's Confidential Information and a regulator (other than MAS) seeks access to such information, AAML shall give prior notice to AAMAL and cooperate with AAMAL in its efforts to prevent or limit such access. In the event such efforts fail, AAML shall only provide such access or such disclosure as legally required and shall take all reasonable steps to preserve the confidentiality of AAMAL's Confidential
Information.

(E) 	Each of AAML and Servicer shall inform AAMAL
of any legal or administrative restriction(s) to the inspection and audit obligations as set out in Paragraph 3 above that it is aware of before and/or after AAML appoints Servicer.
Furthermore, AAMAL reserves the right to revoke with immediate effect the approval granted in respect of the appointment of Servicer if there is any change in the economic, social, political or regulatory conditions or any event or development in the country in which Servicer operates which, in the opinion of AAMAL, affects or may affect Servicer's ability to provide the services or to comply with the provisions of the Agreements. In the event that Servicer has access to AAMAL's Confidential
Information and a regulator (other than MAS) seeks access to such information, AAML and Servicer shall give prior notice to AAMAL and cooperate with AAMAL in its efforts to prevent or limit such access. In the event such efforts fail, Servicer shall only provide such access or such disclosure as legally required and shall take all reasonable steps to preserve the confidentiality of AAMAL's Confidential
Information.

5. 	Adverse Developments and Events

(A)    	AAML shall notify AAMAL as soon as reasonably
practicable after the occurrence of any breach or threatened breach of the Agreements, and of adverse developments and events that may have a significant impact on its ability to provide the services under the Agreements, including but not limited to developments and events that could potentially lead to prolonged service failure or disruption in the performance of the Agreements by AAML or present a risk of a breach of the Agreements. If necessary in such circumstances, AAML and AAMAL shall negotiate in good faith to amend the terms of the Agreements.

6.	Meetings and Reports

(A)	AAML will be available for regular meetings
with AAMAL to discuss the latest investment report and the performance of and future investment policy for the investments of each Fund, as well as to review any aspect of the services provided under the Agreements. Such meetings shall be held at least once every three months unless AAMAL agrees otherwise. AAML will assist in the preparation of investment reports for each Fund.

7. 	Termination

(A)	Without prejudice to the terms of the
Agreements, each Agreement may be
terminated:

(i)	by AAMAL giving to AAML not less than
60 days' written notice of termination;

(ii)	by either party immediately, if the other
party goes into liquidation (except
voluntary liquidation for the purposes
of reconstruction or amalgamation) or is unable to pay its debts or commits any act of bankruptcy or if a receiver, judicial manager or administrator is appointed over any of its assets;

(iii) 	by either party immediately if the other
party fails to maintain its licence or
authorised status with the Financial
Conduct Authority or MAS, as relevant,
or its status as a U.S. registered
investment adviser with the U.S.
Securities and Exchange Commission;

(iv)	by AAMAL immediately by written
notice if the MAS requires AAMAL to
terminate the Agreements or make
alternative outsourcing arrangements
provided that AAMAL shall have
provided to AAML documentary
evidence of such requirement; and

(v)	in accordance with the provisions of this
Appendix A.

	Termination shall not affect any action by AAML permitted under the Agreements prior to the date of termination or any warranty or indemnity, given by AAML or AAMAL under the Agreements or implied by law and shall be without prejudice to any other rights, obligations or remedies of either party in respect of any matters arising under the Agreements prior to such termination.

	On termination AAMAL shall settle any
expenses due to AAML in terms hereof. Fees due hereunder shall be apportioned to the date of termination.

	Upon notice of termination of any Agreement, AAML shall, if required by AAMAL, provide reasonable assistance to effect an orderly transition of AAML's duties and responsibilities hereunder to a new manager approved by the relevant Fund's Board of Directors and stockholders in accordance with applicable laws and regulations as soon as reasonably practicable.

8. 	Jurisdiction

(A) 	The parties agree to submit to the jurisdiction of
the courts of New York. Without prejudice to any rights and remedies available to either party hereto, the parties agree that they will, on a best endeavours basis, continue to observe and carry out their respective obligations hereunder to the maximum extent possible pending resolution of the dispute.




FCO ITEM 77Q1 EXHIBIT